UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10603

Western Asset Premier Bond Fund
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2010

ITEM 1.          REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2010

Annual Report

Western Asset Premier Bond Fund
(WEA)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Premier Bond Fund

Fund objective

The Fund’s investment objective is to provide current income and capital appreciation.

What’s inside

Letter from the president	II

Investment commentary	III

Fund overview	1

Fund at a glance	6

Spread duration	7

Effective duration	8

Schedule of investments	9

Statement of assets and liabilities	25

Statement of operations	26

Statements of changes in net assets	27

Financial highlights	28

Notes to financial statements	29

Report of independent registered public accounting firm	44

Board approval of management and subadvisory agreements	45

Additional information	48

Annual principal executive officer and principal financial and accounting officer certifications	53

Dividend reinvestment plan	54

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Premier Bond Fund for the twelve-month reporting period ended December 31, 2010. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•                  Fund prices and performance,

•                  Market insights and commentaries from our portfolio managers, and

•                  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

President

February 9, 2011

Western Asset Premier Bond Fund	III

Investment commentary

Economic review

Despite continued headwinds from high unemployment and issues in the housing market, the U.S. economy continued to expand over the twelve months ended December 31, 2010. Toward the end of the reporting period, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. With investor sentiment improving, U.S. equities moved sharply higher in the fourth quarter, while rising interest rates negatively impacted some sectors of the fixed-income market. All told, during 2010, investors who took on additional risk in their portfolios were generally rewarded.

In September 2010, the National Bureau of Economic Research (“NBER”), the organization charged with determining when recessions start and end, announced that the recession that began in December 2007 had concluded in June 2009. However, the NBER said, “In determining that a trough occurred in June 2009, the committee did not conclude that economic conditions since that month have been favorable or that the economy has returned to operating at normal capacity.” The NBER’s point is well-taken given continued areas of weakness in the U.S. economy.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)i growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy grew at a more modest pace in 2010. According to the Commerce Department, GDP growth was 3.7%, 1.7% and 2.6% during the first, second and third quarters of 2010, respectively. The initial estimate for fourth quarter GDP was a 3.2% expansion.

Turning to the job market, while the unemployment rate moved lower in December 2010, it remained elevated throughout the reporting period. While 384,000 new jobs were created during the fourth quarter and the unemployment rate fell from 9.8% in November to 9.4% in December 2010, there continued to be some disturbing trends in the labor market. The unemployment rate has now exceeded 9.0% for twenty consecutive months, the longest period since the government began tracking this data in 1949. In addition, the U.S. Department of Labor reported in December that a total of 14.5 million Americans looking for work have yet to find a job, and 44% of these individuals have been out of work for more than six months.

There was mixed news in the housing market during the period. According to the National Association of Realtors (“NAR”), existing-home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing-home sales then declined from May through July. Sales then generally rose from August through the end of the year. In total, existing-home sales volume in 2010 was 4.9 million, the lowest amount since 1997. Looking at home prices, the NAR reported that the median existing-home price for all housing types rose a tepid 0.3% in 2010. The inventory of unsold homes was an 8.1 month supply in December at the current sales level, versus a 9.5 month supply in November.

IV	Western Asset Premier Bond Fund

Investment commentary (cont’d)

The manufacturing sector was one area of the economy that remained relatively strong during 2010. Based on the Institute for Supply Management’s PMIii, the manufacturing sector has grown seventeen consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in April 2010 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion), PMI data indicated somewhat more modest growth through the remainder of the year. However, in December, the manufacturing sector expanded at its fastest pace in seven months, with a reading of 57.0 versus 56.6 in November.

Financial market overview

The financial markets experienced several periods of volatility during the reporting period that tested the resolve of novice and experienced investors alike. During most of the first four months of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds. The market then experienced sharp sell-offs in late April and in May, and again beginning in mid-November. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary and, in each case, risk aversion was replaced with solid demand for riskier assets.

Due to signs that certain areas of the economy were moderating in the second half of the reporting period, the Federal Reserve Board (“Fed”)iii took further actions to spur the economy. At its August 10th meeting, the Fed announced an ongoing program that calls for using the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November. Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. This, coupled with the Fed’s previously announced program to use the proceeds of expiring securities to purchase Treasuries, means it could buy a total of $850 billion to $900 billion of Treasury securities by the end of June 2011. At its final meeting of the year in December, the Fed said it “will regularly review the pace of its securities purchases and the overall size of the asset-purchase program in light of incoming information and will adjust the program as needed to best foster maximum employment and price stability.”

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every spread sector (non-Treasury)

Western Asset Premier Bond Fund	V

outperformed equal-durationiv Treasuries during most of the first four months of the reporting period. Over that time, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation and rebounding corporate profits. Robust investor appetite was then replaced with heightened risk aversion toward the end of April and during the month of May. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data. Most spread sectors then produced positive absolute returns in June and July, as investor demand for these securities again increased. There was another bout of risk aversion in August, given fears that the economy may slip back into a recession. However, with the Fed indicating the possibility of another round of quantitative easing, most spread sectors rallied in September and October. The spread sectors started to weaken again toward the middle of November as financial troubles in Ireland resulted in a re-emergence of the European sovereign debt crisis. While several spread sectors regained their footing in December, others remained weak given ongoing uncertainties in Europe and concerns regarding economic growth in China and its potential impact on the global economy.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the twelve months ended December 31, 2010. When the period began, two- and ten-year Treasury yields were 1.14% and 3.85%, respectively. On April 5, 2010, two- and ten-year Treasury yields peaked at 1.18% and 4.01%, respectively. Subsequent to hitting their highs for the period, yields largely declined during much of the next six months, with two-year Treasuries hitting their low for the year of 0.33% on November 4, 2010. Ten-year Treasuries reached their 2010 trough of 2.41% in early October. Yields then moved sharply higher given expectations for stronger growth in 2011 and the potential for rising inflation. When the period ended on December 31, 2010, two-year Treasury yields were 0.61% and ten-year Treasury yields were 3.30%. For the twelve months ended December 31, 2010, the Barclays Capital U.S. Aggregate Indexv returned 6.54%.

The U.S. high-yield bond market produced strong results during the reporting period. The asset class posted positive returns during each month, except for May and November 2010 when risk aversion rose sharply. The high-yield market was supported by better-than-expected corporate profits and overall strong investor demand. All told, the Barclays Capital U.S. High Yield – 2% Issuer Cap Indexvi returned 14.94% for the twelve months ended December 31, 2010.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

President

January 28, 2011

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

VI	Western Asset Premier Bond Fund

Investment commentary (cont’d)

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

v

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

The Barclays Capital U.S. High Yield – 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

Western Asset Premier Bond Fund 2010 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to provide current income and capital appreciation by investing primarily in a diversified portfolio of investment grade bonds. Under normal market conditions, the Fund expects to invest substantially all (but at least 80%) of its total managed assets in bonds, including corporate bonds, U.S. government and agency securities and mortgage-related securities, and at least 65% of its total managed assets in bonds that, at the time of purchase, are of investment grade quality. The Fund may invest up to 35% of its total managed assets in bonds of below investment grade quality at the time of purchase. The Fund may invest in securities or instruments other than bonds (including preferred stock) and may invest up to 10% of its total managed assets in instruments denominated in currencies other than the U.S. dollar. The Fund expects that the average effective durationi of its portfolio will range between 3.5 and seven years, although this target duration may change from time to time.

At Western Asset Management Company (“Western Asset”), the Fund’s adviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The portfolio managers responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are Stephen A. Walsh, S. Kenneth Leech, Ronald D. Mass and Michael C. Buchanan.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the twelve months ended December 31, 2010, the riskier segments of the fixed-income market produced strong results and outperformed U.S. Treasuries. This was due, in part, to improving economic conditions following the lengthy downturn from mid-2008 through mid-2009. Also supporting the spread sectors (non-U.S. Treasuries) was overall solid demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities.

The spread sectors rallied during most of the reporting period, with notable exceptions being in late April and May 2010, as well as August and November 2010. Starting toward the end of April, there was a “flight to quality,” triggered by concerns regarding the escalating sovereign debt crisis in Europe. In addition, investor sentiment was negatively impacted by uncertainties surrounding financial reform legislation in the U.S. and signs that economic growth was moderating. Collectively, this caused investors to flock to the relative safety of Treasury securities, driving their yields lower and prices higher.

Robust investor risk appetite largely resumed during June and July, and again in September and October. These turnarounds occurred as the situation in Europe appeared to stabilize, the financial reform bill was signed into law and the Federal Reserve Board (“Fed”)ii continued to indicate that it would keep short-term rates low for an

2	Western Asset Premier Bond Fund 2010 Annual Report

Fund overview (cont’d)

extended period. Investor risk aversion briefly returned in November when fears regarding the European debt crisis re-emerged. However, investor sentiment improved in December, given expectations for strengthening economic conditions in 2011.

The yields on two- and ten-year Treasuries began the fiscal year at 1.14% and 3.85%, respectively. Treasury yields fluctuated during the twelve-month reporting period given mixed signals regarding the economy and uncertainties regarding Fed monetary policy. Yields moved sharply lower in October 2010 in anticipation of additional quantitative easing (“QE2”) by the Fed. Yields then reversed course toward the end of the period as certain economic data were stronger than expected and there were concerns regarding future inflation. During the fiscal year, two-year Treasury yields moved as high as 1.18% and as low as 0.33%, while ten-year Treasuries rose as high as 4.01% and fell as low as 2.41%. On December 31, 2010, yields on two- and ten-year Treasuries were 0.61% and 3.30%, respectively.

The Barclays Capital U.S. Aggregate Indexiii returned 6.54% for the twelve months ended December 31, 2010. Comparatively, riskier fixed-income securities, including high-yield bonds, produced stronger results. Over the fiscal year, the Barclays Capital U.S. High Yield – 2% Issuer Cap Indexiv (the “Index”) returned 14.94%. During this period, as measured by the Index, lower-quality CCC-rated bonds outperformed higher-quality BB-rated securities, returning 16.29% and 14.34%, respectively.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We reduced our exposures to investment grade bonds, cash, high-yield bonds and agency mortgage-backed securities (“MBS”). We increased the Fund’s exposure to non-agency MBS and modestly increased our exposure to commercial MBS.

During the reporting period, the Fund held credit default swaps to gain exposure to select individual high-yield companies and the overall high-yield market. Within the residential MBS market, swaps were also utilized to hedge our exposure to individual non-agency MBS. Overall, the use of these derivative instruments contributed to performance.

Performance review

For the twelve months ended December 31, 2010, Western Asset Premier Bond Fund returned 25.50% based on its net asset value (“NAV”)v and 17.56% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays Capital U.S. Corporate High Yield Indexvi and the Barclays Capital U.S. Credit Indexvii, returned 15.12% and 8.47%, respectively, over the same time frame. The Lipper Corporate Debt Closed-End Funds BBB-Rated Category Averageviii returned 12.90% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $1.45 per share. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of

Western Asset Premier Bond Fund 2010 Annual Report	3

December 31, 2010. Past performance is no guarantee of future results.

Performance Snapshot as of December 31, 2010

Price Per Share	12-Month Total Return*
$13.96 (NAV)	25.50%
$14.13 (Market Price)	17.56%

All figures represent past performance and are not a guarantee of future results.

*	Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s absolute performance during the reporting period was our exposure to non-agency MBS. The combination of the government’s aggressive programs to aid the housing market and signs that housing prices appeared to be stabilizing helped these securities generate strong results. The sector was supported by ongoing demand from a broader investor base, asset managers participating in the Public-Private Investment Program (“PPIP”), as well as insurance companies buying non-agency MBS as a result of changing capital requirements. The non-agency MBS investable universe has shrunk 16% in 2010, with virtually no new issuance, which has helped contribute to strong supply/demand trends in the sector. In addition, the reinvestment of paydowns from many existing investors helped the sector to generate strong performance.

Our allocation to high-yield bonds also enhanced results. The asset class was among the best-performing fixed-income sectors during the reporting period given declining default rates and solid demand from investors looking to generate incremental yield. Among the Fund’s strongest high-yield holdings were Ford Motor Credit Co., LLC and GMAC Inc.

Our allocation to the investment grade bond market was also rewarded. The sector performed well due to generally better-than-expected corporate profits and overall robust demand. Within the sector, our Airlines holdings Continental Airlines Inc., Northwest Airlines, America West Airlines Inc. and US Airways were the top contributors.

The Fund’s exposure to asset-backed securities, namely franchise-backed bonds and manufactured housing, contributed to results. Elsewhere, our allocation to Brazilian inflation-linked bonds was a positive for performance. Finally, the Fund’s use of leverage contributed to results as the leverage amplified the positive performance in the fixed-income market during the reporting period.

Q. What were the leading detractors from performance?

A. On an absolute basis, the Fund’s senior secured bonds issued by Trico Shipping AS detracted from results. Trico Shipping suffered over the year as its parent company, Trico Marine SA, defaulted on an interest payment in May 2010. Trico Marine had been weathering a downturn in its towing, supply and subsea businesses, as exploration spending by major and national oil companies – their key customers – has been suppressed over the last two years, following the global recession. Trico Shipping subsequently defaulted on an interest payment due in November 2010. Although trading levels are volatile and continue to be

4	Western Asset Premier Bond Fund 2010 Annual Report

Fund overview (cont’d)

influenced by ongoing headlines, our expectations for recoveries are high, with the backing of a strong collateral package on our secured position.

Looking for additional information?

The Fund is traded under the symbol “WEA” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XWEAX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Premier Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 18, 2011

RISKS: Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment’s price. The Fund may invest in high-yield bonds, which are rated below investment grade and carry more risk than higher-rated securities. To the extent that the Fund invests in asset-backed, mortgage-backed or mortgage-related securities, its exposure to prepayment and extension risks may be greater than investments in other fixed-income securities. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may invest, to a limited extent, in foreign securities, including emerging markets, which involve additional risks. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

Portfolio holdings and breakdowns are as of December 31, 2010 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 9 through 24 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2010 were: Corporate Bonds & Notes (54.5%), Collateralized Mortgage Obligations (38.6%), Asset-Backed Securities (30.5%), Collateralized Senior Loans (7.4%) and Non-U.S. Treasury Inflation Protected Securities (5.7%). The Fund’s portfolio composition is subject to change at any time.

Western Asset Premier Bond Fund 2010 Annual Report	5

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i

Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. (For example, some bonds can be prepaid by the issuer.)

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv

The Barclays Capital U.S. High Yield – 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

v

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vi

The Barclays Capital U.S. Corporate High Yield Index covers the universe of fixed-rate, non-investment grade debt, including corporate and non-corporate sectors. Pay-in-kind (“PIK”) bonds, Eurobonds and debt issues from countries designated as emerging markets are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zero coupon bonds, step-up coupon structures and 144-As are also included.

vii	The Barclays Capital U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).
viii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 26 funds in the Fund’s Lipper category.

6	Western Asset Premier Bond Fund 2010 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†        The bar graph above represents the Fund’s portfolio as of December 31, 2010 and does not include derivatives such as futures contracts and swaps. The Fund’s portfolio is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

Western Asset Premier Bond Fund 2010 Annual Report	7

Spread duration (unaudited)

Economic Exposure — December 31, 2010

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors and the exposure relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset Backed Securities
BCI	— Barclays Capital U.S. Credit Index
CMBS	— Commerical Mortgage Backed Securities
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities
WEA	— Western Asset Premier Bond Fund

8	Western Asset Premier Bond Fund 2010 Annual Report

Effective duration (unaudited)

Interest Rate Exposure — December 31, 2010

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s portfolio relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset Backed Securities
BCI	— Barclays Capital U.S. Credit Index
CMBS	— Commercial Mortgage Backed Securities
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities
Non $	— Non-U.S. Dollar
WEA	— Western Asset Premier Bond Fund

Western Asset Premier Bond Fund 2010 Annual Report	9

Schedule of investments

December 31, 2010

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 54.5%
Consumer Discretionary — 7.5%
Automobiles — 1.5%
DaimlerChrysler NA Holding Corp., Notes	8.500%	1/18/31	1,000,000	$1,336,243
DaimlerChrysler North America Holding Corp., Notes	7.300%	1/15/12	1,000,000	1,062,483
Ford Motor Credit Co., LLC, Senior Notes	7.500%	8/1/12	70,000	74,425
Total Automobiles				2,473,151
Diversified Consumer Services — 0.0%
Service Corp. International, Senior Notes	7.625%	10/1/18	5,000	5,250
Service Corp. International, Senior Notes	7.500%	4/1/27	60,000	57,450
Total Diversified Consumer Services				62,700
Hotels, Restaurants & Leisure — 1.0%
CCM Merger Inc., Notes	8.000%	8/1/13	140,000	136,150	(a)
El Pollo Loco Inc., Senior Notes	11.750%	11/15/13	375,000	303,750
Harrah’s Operating Co. Inc., Senior Notes	10.750%	2/1/16	300,000	287,250
Inn of the Mountain Gods Resort & Casino, Senior Notes	12.000%	11/15/10	530,000	276,262	(b)(c)(i)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	110,000	117,425
Mohegan Tribal Gaming Authority, Senior Secured Notes	11.500%	11/1/17	170,000	156,825	(a)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	170,000	198,262
Sbarro Inc., Senior Notes	10.375%	2/1/15	90,000	40,500
Snoqualmie Entertainment Authority, Senior Secured Notes	4.428%	2/1/14	110,000	94,050	(a)(d)
Station Casinos Inc., Senior Notes	7.750%	8/15/16	205,000	21	(b)(c)
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	100,000	10	(b)(c)
Total Hotels, Restaurants & Leisure				1,610,505
Leisure Equipment & Products — 0.4%
Eastman Kodak Co., Senior Notes	7.250%	11/15/13	640,000	628,800
Media — 4.0%
Cablevision Systems Corp., Senior Notes	7.750%	4/15/18	30,000	31,425
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	108,083	128,889
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	270,000	278,775	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes	10.875%	9/15/14	280,000	312,900	(a)
CMP Susquehanna Corp.	3.443%	5/15/14	14,000	9,800	(a)(d)(e)
Comcast Corp.	5.900%	3/15/16	400,000	447,812
Comcast Corp., Notes	7.050%	3/15/33	1,000,000	1,142,386
CSC Holdings Inc., Senior Notes	6.750%	4/15/12	250,000	259,687
DISH DBS Corp., Senior Notes	7.000%	10/1/13	600,000	640,500

See Notes to Financial Statements.

10	Western Asset Premier Bond Fund 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
DISH DBS Corp., Senior Notes	7.875%	9/1/19	385,000	$402,325
EchoStar DBS Corp., Senior Notes	7.125%	2/1/16	120,000	123,900
News America Holdings Inc.	8.875%	4/26/23	400,000	520,942
Time Warner Inc., Senior Debentures	7.700%	5/1/32	1,150,000	1,403,795
Univision Communications Inc., Senior Secured Notes	12.000%	7/1/14	420,000	459,900	(a)
Virgin Media Finance PLC, Senior Notes	9.125%	8/15/16	335,000	356,775
Total Media				6,519,811
Multiline Retail — 0.4%
Neiman Marcus Group Inc., Senior Notes	9.000%	10/15/15	279,478	292,753	(f)
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	330,000	316,800
Total Multiline Retail				609,553
Specialty Retail — 0.0%
American Greetings Corp., Senior Notes	7.375%	6/1/16	20,000	20,725
Textiles, Apparel & Luxury Goods — 0.2%
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	255,000	286,238
Total Consumer Discretionary				12,211,483
Consumer Staples — 5.7%
Food & Staples Retailing — 5.1%
CVS Corp.	9.350%	1/10/23	700,000	721,378	(a)
CVS Corp.	5.789%	1/10/26	803,056	811,970	(a)
CVS Pass-Through Trust	7.507%	1/10/32	1,968,523	2,236,715	(a)
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	908,954	922,261
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	900,848	923,900
CVS Pass-Through Trust, Secured Notes	6.943%	1/10/30	1,875,852	2,039,239
Delhaize Group, Senior Notes	5.700%	10/1/40	235,000	223,694	(a)
Safeway Inc., Notes	5.800%	8/15/12	500,000	538,111
Total Food & Staples Retailing				8,417,268
Food Products — 0.5%
Ahold Lease USA Inc., Pass-Through Certificates, Series 2001 A-2	8.620%	1/2/25	714,462	843,066	(e)
Tobacco — 0.1%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	160,000	164,000
Total Consumer Staples				9,424,334
Energy — 6.4%
Energy Equipment & Services — 0.4%
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	150,000	155,250
GulfMark Offshore Inc., Senior Subordinated Notes	7.750%	7/15/14	270,000	274,050
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	155,000	128,263	(a)
Total Energy Equipment & Services				557,563

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2010 Annual Report	11

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — 6.0%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	570,000	$630,277
Belden & Blake Corp., Secured Notes	8.750%	7/15/12	750,000	716,250
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	160,000	183,600
Burlington Resources Finance Co.	7.400%	12/1/31	450,000	543,343
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	300,000	310,500
Colorado Interstate Gas Co., Senior Notes	6.800%	11/15/15	150,000	172,804
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.500%	5/15/15	210,000	213,675
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	440,000	475,200	(a)
Devon Energy Corp., Debentures	7.950%	4/15/32	310,000	411,618
Devon Financing Corp. ULC, Notes	6.875%	9/30/11	1,000,000	1,044,708
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	190,000	189,001
Hess Corp., Notes	7.875%	10/1/29	1,640,000	2,058,233
Hess Corp., Notes	7.300%	8/15/31	60,000	71,959
Kinder Morgan Energy Partners LP, Senior Notes	7.125%	3/15/12	500,000	533,397
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	340,000	355,300	(a)
OPTI Canada Inc., Senior Secured Notes	7.875%	12/15/14	45,000	31,781
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	140,000	156,450
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	125,000	136,875
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	185,000	215,525
Teekay Corp., Senior Notes	8.500%	1/15/20	310,000	337,512
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	220,000	249,436	(a)
Williams Cos. Inc., Debentures	7.500%	1/15/31	668,000	750,199
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	63,000	77,077
Total Oil, Gas & Consumable Fuels				9,864,720
Total Energy				10,422,283
Financials — 9.6%
Capital Markets — 1.3%
Goldman Sachs Group Inc., Notes	6.600%	1/15/12	900,000	951,717
Morgan Stanley, Notes	6.600%	4/1/12	1,000,000	1,065,468
Total Capital Markets				2,017,185
Commercial Banks — 0.1%
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	184,000	184,471	(a)(d)
Consumer Finance — 2.4%
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	1,030,000	1,295,677
Ford Motor Credit Co., LLC, Senior Notes	8.000%	12/15/16	680,000	759,872
GMAC Inc., Senior Notes	6.875%	8/28/12	94,000	98,230
HSBC Finance Corp.	4.750%	7/15/13	1,670,000	1,761,306
Total Consumer Finance				3,915,085

See Notes to Financial Statements.

12	Western Asset Premier Bond Fund 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — 5.2%
Air 2 US, Notes	8.027%	10/1/19	2,855,718	$ 2,841,440	(a)
Citigroup Inc.	6.625%	6/15/32	1,000,000	1,000,711
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,380,000	1,480,050	(a)
JPMorgan Chase & Co., Subordinated Notes	5.125%	9/15/14	1,300,000	1,383,292
Liberty Media LLC	3.750%	2/15/30	1,860,000	1,023,000
Smurfit Kappa Funding PLC, Senior Subordinated Notes	7.750%	4/1/15	150,000	153,750
UFJ Finance Aruba AEC	6.750%	7/15/13	500,000	557,552
Unitymedia GmbH, Senior Secured Bonds	8.125%	12/1/17	100,000	104,500	(a)
Total Diversified Financial Services				8,544,295
Insurance — 0.6%
XL Capital Ltd.	5.250%	9/15/14	1,000,000	1,030,398
Total Financials				15,691,434
Health Care — 1.1%
Health Care Providers & Services — 1.1%
Community Health Systems Inc., Senior Notes	8.875%	7/15/15	200,000	210,000
HCA Inc., Debentures	7.500%	11/15/95	185,000	147,075
HCA Inc., Notes	6.375%	1/15/15	430,000	422,475
HCA Inc., Notes	7.690%	6/15/25	90,000	86,400
HCA Inc., Senior Notes	6.250%	2/15/13	85,000	86,700
HCA Inc., Senior Secured Notes	9.250%	11/15/16	195,000	208,040
HCA Inc., Senior Secured Notes	9.625%	11/15/16	399,000	427,429	(f)
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	215,000	220,375
Total Health Care				1,808,494
Industrials — 11.3%
Aerospace & Defense — 0.9%
Boeing Co., Notes	6.125%	2/15/33	600,000	661,480
L-3 Communications Corp., Senior Subordinated Notes	6.375%	10/15/15	535,000	551,050
Systems 2001 Asset Trust	6.664%	9/15/13	149,128	163,608	(a)
Total Aerospace & Defense				1,376,138
Airlines — 9.4%
America West Airlines Inc., Ambac Assurance Corp.	8.057%	7/2/20	2,398,107	2,535,998
Continental Airlines Inc.	7.160%	9/24/14	378,265	379,210
Continental Airlines Inc.	6.820%	5/1/18	913,728	950,277
Continental Airlines Inc., Pass-Through Certificates	6.900%	1/2/18	889,557	945,154
Continental Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	1,139,496	1,207,866
Continental Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	675,130	713,950

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2010 Annual Report	13

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Airlines — continued
Continental Airlines Inc., Pass-Through Certificates, 2000-1 A-1	8.048%	11/1/20	528,655	$597,380
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	460,000	476,100	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	187,269	191,015
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	67,000	72,946	(a)
JetBlue Airways Corp., Pass-Through Certificates	0.736%	11/15/16	1,050,000	882,000	(d)
Northwest Airlines Corp., Pass-Through Certificates	7.575%	9/1/20	503,014	540,740
Northwest Airlines Inc.	0.758%	2/6/15	2,692,857	2,437,036	(d)
US Airways Pass-Through Trust	6.850%	1/30/18	3,471,847	3,474,937
Total Airlines				15,404,609
Building Products — 0.0%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, step bond	0.000%	6/30/15	65,000	36,075	(a)(c)
Commercial Services & Supplies — 0.5%
ACCO Brands Corp., Senior Secured Notes	10.625%	3/15/15	220,000	247,500
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	310,000	318,137	(a)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Secured Notes	10.000%	7/15/17	170,000	191,250	(a)
Total Commercial Services & Supplies				756,887
Marine — 0.1%
Trico Shipping AS, Senior Secured Notes	11.875%	11/1/14	200,000	162,000	(a)(b)
Road & Rail — 0.2%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	111,000	135,975
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	208,000	228,540
Total Road & Rail				364,515
Trading Companies & Distributors — 0.2%
Ashtead Capital Inc., Notes	9.000%	8/15/16	129,000	134,483	(a)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	245,000	249,900
Total Trading Companies & Distributors				384,383
Total Industrials				18,484,607
Information Technology — 0.5%
IT Services — 0.4%
Ceridian Corp., Senior Notes	12.250%	11/15/15	138,450	139,834	(f)
Electronic Data Systems Corp., Notes	7.450%	10/15/29	500,000	642,258
Total IT Services				782,092
Semiconductors & Semiconductor Equipment — 0.1%
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	80,000	84,200
Total Information Technology				866,292

See Notes to Financial Statements.

14	Western Asset Premier Bond Fund 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Materials — 3.1%
Chemicals — 0.7%
Dow Chemical Co.	6.000%	10/1/12	1,000,000	$1,077,330
Westlake Chemical Corp., Senior Notes	6.625%	1/15/16	70,000	72,362
Total Chemicals				1,149,692
Metals & Mining — 1.2%
Alcoa Inc.	5.375%	1/15/13	570,000	607,605
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	730,000	807,562
Metals USA Inc., Senior Secured Notes	11.125%	12/1/15	445,000	468,363
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	130,000	138,775	(a)
Total Metals & Mining				2,022,305
Paper & Forest Products — 1.2%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	235,000	188,000	(a)
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	595,000	559,300
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	100,000	115,695	(a)
Weyerhaeuser Co., Debentures	7.375%	3/15/32	1,000,000	1,010,886
Total Paper & Forest Products				1,873,881
Total Materials				5,045,878
Telecommunication Services — 3.8%
Diversified Telecommunication Services — 2.2%
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	25,000	19,750
Deutsche Telekom International Finance BV	5.250%	7/22/13	600,000	649,822
France Telecom SA, Notes	8.500%	3/1/31	600,000	815,658
Frontier Communications Corp., Senior Notes	8.750%	4/15/22	91,000	99,190
Hawaiian Telcom Communications Inc., Senior Subordinated Notes	12.500%	5/1/15	135,000	14	(b)(c)
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	35,000	36,925
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	340,000	366,350
Level 3 Financing Inc., Senior Notes	9.250%	11/1/14	280,000	277,900
Qwest Communications International Inc., Senior Notes	7.500%	2/15/14	140,000	141,750
Qwest Corp., Senior Notes	7.875%	9/1/11	390,000	401,700
Qwest Corp., Senior Notes	7.500%	10/1/14	150,000	168,000
Windstream Corp., Senior Notes	8.625%	8/1/16	635,000	668,337
Total Diversified Telecommunication Services				3,645,396
Wireless Telecommunication Services — 1.6%
Cingular Wireless LLC	6.500%	12/15/11	250,000	263,825
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	1,450,000	1,533,375
True Move Co., Ltd.	10.750%	12/16/13	590,000	634,250	(a)

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2010 Annual Report	15

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — continued
True Move Co., Ltd., Notes	10.750%	12/16/13	200,000	$215,000	(a)
Total Wireless Telecommunication Services				2,646,450
Total Telecommunication Services				6,291,846
Utilities — 5.5%
Electric Utilities — 2.8%
Duke Energy Corp., Notes	6.250%	1/15/12	250,000	263,923
EEB International Ltd., Senior Bonds	8.750%	10/31/14	820,000	883,550	(a)
FirstEnergy Corp., Notes	6.450%	11/15/11	27,000	28,099
FirstEnergy Corp., Notes	7.375%	11/15/31	3,040,000	3,204,655
MidAmerican Energy Holdings Co., Senior Notes	5.875%	10/1/12	250,000	269,741
Total Electric Utilities				4,649,968
Gas Utilities — 0.0%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	20,000	22,913
Independent Power Producers & Energy Traders — 2.2%
AES Corp., Senior Notes	9.750%	4/15/16	360,000	402,300
AES Corp., Senior Notes	8.000%	10/15/17	525,000	555,187
AES Corp., Senior Notes	8.000%	6/1/20	100,000	106,000
Edison Mission Energy, Senior Notes	7.750%	6/15/16	180,000	154,800
Edison Mission Energy, Senior Notes	7.625%	5/15/27	179,000	129,327
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	391,993	235,196	(f)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	885,000	912,677
NRG Energy Inc., Senior Notes	7.375%	2/1/16	815,000	835,375
NRG Energy Inc., Senior Notes	7.375%	1/15/17	225,000	231,750
Total Independent Power Producers & Energy Traders				3,562,612
Multi-Utilities — 0.5%
Dominion Resources Inc., Senior Notes	5.700%	9/17/12	770,000	828,555
Total Utilities				9,064,048
Total Corporate Bonds & Notes (Cost — $85,787,269)				89,310,699
Asset-Backed Securities — 30.5%
ABFS Mortgage Loan Trust, 2002-3 M1	5.902%	9/15/33	1,130,000	892,889
ACE Securities Corp., 2005-SD1 A1	0.661%	11/25/50	28,631	28,428	(d)
Associates Manufactured Housing Pass Through Certificates, 1997-CLB2	8.900%	6/15/28	2,910,686	2,954,346	(e)
Associates Manufactured Housing Pass- Through Certificates, 1997-1 B1	7.600%	6/15/28	400,000	419,754	(c)(d)
Bank of America Manufactured Housing Contract Trust, 1997-2M	6.900%	4/10/28	100,000	156,759	(d)
Bayview Financial Acquisition Trust, 2007-B 2A1	0.561%	8/28/47	983,483	937,571	(d)
Bayview Financial Asset Trust, 2004-SSRA A1	0.861%	12/25/39	409,503	298,937	(a)(d)(e)

See Notes to Financial Statements.

16	Western Asset Premier Bond Fund 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Bayview Financial Asset Trust, 2007-SR1A A	0.711%	3/25/37	2,307,529	$1,736,416	(a)(d)
Bayview Financial Asset Trust, 2007-SR1A M1	1.061%	3/25/37	1,517,423	955,976	(a)(d)
Bayview Financial Asset Trust, 2007-SR1A M3	1.411%	3/25/37	575,574	264,764	(a)(d)
Bayview Financial Asset Trust, 2007-SR1A M4	1.761%	3/25/37	156,975	64,360	(a)(d)
Bear Stearns Asset Backed Securities Trust, 2006-SD3 1P0, STRIPS	0.000%	8/25/36	1,237,726	868,760
Bear Stearns Asset Backed Securities Trust, 2007-SD1 1A3A	6.500%	10/25/36	1,340,350	920,960
Centex Home Equity Loan Trust, 2003-B AF4	3.735%	2/25/32	349,152	313,891
Citigroup Mortgage Loan Trust Inc., 2006-SHL1 A1	0.461%	11/25/45	222,304	195,188	(a)(d)
Citigroup Mortgage Loan Trust Inc., 2007-SHL1 A	0.661%	11/25/46	1,103,583	573,945	(a)(d)
Conseco Finance Securitizations Corp., 2002-1 A	6.681%	12/1/33	356,272	374,920	(d)
Contimortgage Home Equity Trust, 1997-4 B1F	7.330%	10/15/28	442,083	425,248
Countrywide Asset-Backed Certificates, 2007-13 2A1	1.161%	10/25/47	1,214,803	807,665	(d)
Countrywide Asset-Backed Certificates, 2007-SEA2 1A1	1.261%	8/25/47	63,194	41,945	(a)(d)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.410%	11/15/36	602,122	457,325	(d)
Countrywide Home Equity Loan Trust, 2007-B A	0.410%	2/15/37	721,185	554,845	(d)
Countrywide Home Equity Loan Trust, 2007-GW A	0.810%	8/15/37	1,439,969	1,105,998	(d)
Credit-Based Asset Servicing & Securitization, 2005-CB4 M1	0.681%	8/25/35	2,000,000	1,486,698	(d)
Credit-Based Asset Servicing and Securitization LLC, 2004-CB2 M1	0.781%	7/25/33	2,209,205	1,613,201	(d)
Credit-Based Asset Servicing and Securitization LLC, 2005-RP1 M1	0.881%	1/25/35	780,000	686,185	(a)(d)
CS First Boston Mortgage Securities Corp., 2004-CF2 2A1	0.731%	5/25/44	43,816	43,177	(a)(d)
Educap Student Loan Asset-Backed Notes, 2004-1 B	2.028%	6/25/38	1,500,000	1,320,000	(d)(e)
Ellington Loan Acquisition Trust, 2007-1 A2A1	1.261%	5/26/37	218,963	204,948	(a)(d)
EMC Mortgage Loan Trust, 2003-B A1	0.811%	11/25/41	114,269	98,738	(a)(d)
First Horizon ABS Trust, 2007-HE1 A	0.391%	9/25/29	892,817	668,457	(d)
Firstfed Corp. Manufactured Housing Contract, 1996-1 B	8.060%	10/15/22	2,074,424	1,819,599	(a)
Fremont Home Loan Trust, 2006-2 2A2	0.371%	2/25/36	259,227	256,866	(d)
Global Franchise Trust, 1998-1 A2	6.659%	10/10/11	546,949	520,882	(a)
GMAC Mortgage Corp. Loan Trust, 2004-VF1 A1	1.011%	2/25/31	526,253	443,030	(a)(d)
Green Tree Financial Corp., 1992-2 B	9.150%	1/15/18	147,904	83,241
Green Tree Financial Corp., 1993-1 B	8.450%	4/15/18	205,980	181,559

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2010 Annual Report	17

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Green Tree Home Improvement Loan Trust, 1996-D HIB2	8.000%	9/15/27	53,312	$37,938
Green Tree Recreational Equiptment & Consumer Trust, 1996-C CTFS	7.650%	10/15/17	101,897	88,829
Greenpoint Manufactured Housing, 1999-5 A5	7.820%	12/15/29	706,000	734,046	(d)
GSAA Home Equity Trust, 2006-19 A3A	0.501%	12/25/36	892,127	505,669	(d)
GSAMP Trust, 2003-SEA2 A1	4.422%	7/25/33	2,098,857	1,765,017
Indymac Manufactured Housing Contract, 1997-1 A5	6.970%	2/25/28	245,652	228,197
Lehman XS Trust, 2006-GP4 3A1A	0.331%	8/25/46	28,710	28,453	(d)
Lehman XS Trust, 2007-1 WF1	6.134%	1/25/37	963,582	565,909	(d)
Merit Securities Corp., 13 A4	7.940%	12/28/33	2,930,369	2,960,490	(d)
Morgan Stanley ABS Capital I, 2003-SD1 A1	0.761%	3/25/33	24,291	21,955	(d)
Morgan Stanley Capital Inc., 2003-NC9 M	1.386%	9/25/33	2,137,666	1,625,417	(d)
MSDWCC Heloc Trust, 2003-2 A	0.521%	4/25/16	148,348	128,761	(d)
New Century Home Equity Loan Trust, 2004-2 A2	0.631%	8/25/34	475,320	376,775	(d)
New Century Home Equity Loan Trust, 2004-3 M1	1.191%	11/25/34	917,006	700,626	(d)
Oakwood Mortgage Investors Inc., 2002-B A3	6.060%	3/15/25	276,420	257,955	(d)
Origen Manufactured Housing, 2006-A A2	1.756%	10/15/37	2,700,000	1,728,000	(d)
PAMCO CLO, 1997-1A B	7.910%	8/6/10	775,612	155,123	(b)(i)
Park Place Securities Inc., 2004-WCW1 M2	0.941%	9/25/34	1,900,000	1,663,167	(d)
Park Place Securities Inc., 2004-WHQ2 M2	0.891%	2/25/35	750,000	659,207	(d)
Pegasus Aviation Lease Securitization, 2000-1 A2	8.370%	3/25/30	1,600,000	672,000	(a)
People’s Choice Home Loan Securities Trust, 2004-1 A3	1.301%	6/25/34	400,842	369,911	(d)
RAAC Series, 2007-RP1 M1	0.811%	5/25/46	210,000	7,060	(a)(d)
Renaissance Home Equity Loan Trust, 2004-2 AF4	5.392%	7/25/34	630,599	636,880
Renaissance Home Equity Loan Trust, 2005-3 AV3	0.641%	11/25/35	800,000	639,984	(d)
Residential Asset Mortgage Products Inc., 2004-RZ1 AII	0.741%	3/25/34	392,340	262,489	(d)
Residential Asset Securities Corp., 2001-KS3 AII	0.721%	9/25/31	300,571	237,774	(d)
Residential Asset Securities Corp., 2002-KS2 AI6	6.228%	4/25/32	646,657	647,618	(d)
Residential Asset Securities Corp., 2003-KS8 AI6	4.830%	10/25/33	982,170	965,374	(d)
Saxon Asset Securities Trust, 2000-2 MF1	8.645%	7/25/30	13,695	13,675	(d)
Settlement Fee Finance LLC, 2004-1A A	9.100%	7/25/34	1,004,795	1,017,355	(a)(e)
SLM Student Loan Trust, 2001-4 B	0.788%	1/25/21	1,000,000	943,300	(d)
Structured Asset Securities Corp., 2002-AL1 A3	3.450%	2/25/32	856,427	815,673
Structured Asset Securities Corp., 2003-AL1 A	3.357%	4/25/31	123,354	117,647	(a)
Structured Asset Securities Corp., 2005-4XS 2A1A	2.004%	3/25/35	570,382	438,808	(d)
Structured Asset Securities Corp., 2006-GEL3 A2	0.491%	7/25/36	1,800,000	1,315,229	(a)(d)

See Notes to Financial Statements.

18	Western Asset Premier Bond Fund 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Structured Asset Securities Corp., 2007-BC1 A2	0.311%	2/25/37	583,655	$572,687	(d)
Vanderbilt Mortgage Finance, 1997-B 1B2	8.155%	10/7/26	446,461	400,495
Vanderbilt Mortgage Finance, 1997-C 1B2	7.830%	8/7/27	124,497	118,355	(d)
Vanderbilt Mortgage Finance, 2000-B IB2	9.250%	7/7/30	827,501	749,209	(d)
Total Asset-Backed Securities (Cost — $46,102,814)				49,950,528
Collateralized Mortgage Obligations — 38.6%
American Home Mortgage Investment Trust, 2007-A 4A	0.711%	7/25/46	812,182	276,761	(a)(d)
Banc of America Funding Corp., 2004-B 6A1	3.470%	12/20/34	606,166	325,547	(d)
Bayview Commercial Asset Trust, 2005-3A A2	0.661%	11/25/35	715,317	542,128	(a)(d)
Bayview Commercial Asset Trust, 2005-4A A1	0.561%	1/25/36	410,070	334,526	(a)(d)
BCAP LLC Trust, 2009-RR12 2A2	0.616%	3/26/35	1,844,014	682,285	(a)(d)
Bear Stearns Alt-A Trust, 2004-3 A1	0.901%	4/25/34	497,602	423,431	(d)
Bear Stearns Alt-A Trust, 2004-8 1A	0.611%	9/25/34	262,292	217,480	(d)
Bear Stearns Alt-A Trust, 2005-10 21A1	3.165%	1/25/36	1,228,400	697,279	(d)
Bear Stearns Asset Backed Securities Trust, 2002-AC1 B4	7.000%	1/25/32	918,016	138,683	(a)
Bella Vista Mortgage Trust, 2004-2 A1	0.631%	2/25/35	2,198,265	1,259,962	(d)
BlackRock Capital Finance LP, 1997-R2 B5	6.188%	12/25/35	392,879	19,644	(a)(d)(e)
CBA Commercial Small Balance Commercial Trust, 2005-1A	0.581%	7/25/35	1,639,165	1,020,757	(a)(d)
Chevy Chase Mortgage Funding Corp., 2004-3A A1	0.511%	8/25/35	1,532,244	992,905	(a)(d)
Chevy Chase Mortgage Funding Corp., 2004-4A A1	0.491%	10/25/35	2,141,611	1,322,608	(a)(d)
Chevy Chase Mortgage Funding Corp., 2005-4A A1	0.461%	10/25/36	1,973,960	1,163,511	(a)(d)
CNL Funding, 1998-1 C2	1.011%	9/18/11	3,360,000	3,032,400	(a)(d)
Countrywide Home Loan Mortgage Pass-Through Trust, 2004-HYB5 7A1	2.337%	4/20/35	3,514,750	2,839,465	(d)
Countrywide Home Loan Mortgage Pass-Through Trust, 2005-9 1A1	0.561%	5/25/35	1,731,918	1,126,410	(d)
Countrywide Home Loans, 2004-R1 1AF	0.661%	11/25/34	1,706,119	1,518,900	(a)(d)
Countrywide Home Loans, 2004-R2 1AF1	0.681%	11/25/34	513,840	449,236	(a)(d)
Countrywide Home Loans, 2005-7 1A1	0.531%	3/25/35	1,502,411	1,174,436	(d)
Countrywide Home Loans, 2005-R2 2A1	7.000%	6/25/35	1,575,829	1,560,069	(a)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-R1 1AF1	0.621%	3/25/35	827,112	681,850	(a)(d)
Credit Suisse Mortgage Capital Certificates, 2007-C3 A4	5.721%	6/15/39	242,000	248,261	(d)
Extended Stay America Trust, 2010-ESHA XB1 IO	1.165%	1/5/16	20,500,000	471,387	(a)(d)

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2010 Annual Report	19

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Federal Home Loan Mortgage Corp. (FHLMC), K007 X1 IO	1.245%	4/25/20	9,951,858	$750,871	(d)
Federal Home Loan Mortgage Corp. (FHLMC), K009 X1 IO	1.522%	8/25/20	5,904,932	546,221	(d)
GMAC Commercial Mortgage Securities Inc., 1998-C2 F	6.500%	5/15/35	1,000,000	1,040,700	(a)
Greenpoint Mortgage Funding Trust, 2005-AR5 2A2	0.531%	11/25/46	2,774,696	638,180	(d)
Greenpoint Mortgage Funding Trust, 2005-AR5 3A2	0.531%	11/25/46	1,868,899	496,576	(d)
GS Mortgage Securities Corp., 2010-C1 X	1.587%	8/10/43	13,014,061	1,170,382	(a)(d)
GSMPS Mortgage Loan Trust, 2001-2 A	7.500%	6/19/32	1,622,588	1,392,413	(a)(d)
GSMPS Mortgage Loan Trust, 2004-4 1AF	0.661%	6/25/34	1,023,576	863,870	(a)(d)
GSMPS Mortgage Loan Trust, 2005-RP1 1AF	0.611%	1/25/35	287,205	243,907	(a)(d)
GSMPS Mortgage Loan Trust, 2005-RP1 2A1	4.295%	1/25/35	1,632,814	1,330,400	(a)(d)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.611%	9/25/35	1,320,774	1,095,697	(a)(d)
Harborview Mortgage Loan Trust, 2004-10 4A	2.822%	1/19/35	460,272	451,078	(d)
Harborview Mortgage Loan Trust, 2004-8 3A2	0.661%	11/19/34	190,300	115,552	(d)
Harborview Mortgage Loan Trust, 2005-9 B10	2.011%	6/20/35	1,104,319	98,609	(d)
Impac CMB Trust, 2004-9 1A1	1.021%	1/25/35	58,338	46,093	(d)
Impac CMB Trust, 2A-10	0.901%	3/25/35	481,434	290,563	(d)
Indymac Index Mortgage Loan Trust, 2005-AR14 BX, STRIPS	2.400%	7/25/35	552,840	11,057	(c)
Indymac Index Mortgage Loan Trust, 2007-AR15 2A1	5.280%	8/25/37	5,219,879	3,483,831	(d)
Jefferies & Co., 2009-B 9A	0.591%	11/21/35	187,349	345,059	(a)(d)(e)
JPMorgan Mortgage Trust, 2007-A2 4A2	5.934%	4/25/37	300,000	242,458	(d)
LB-UBS Commercial Mortgage Trust, 2001-C3 X, STRIPS	0.905%	6/15/36	2,267,274	4,900	(a)(c)(d)
Luminent Mortgage Trust, 2006-6 A1	0.461%	10/25/46	1,138,494	753,351	(d)
MASTR Adjustable Rate Mortgages Trust, 2004-13 3A7	2.899%	11/21/34	2,000,000	1,856,200	(d)
MASTR Alternative Loans Trust, PAC, 2003-7 7A1	0.661%	11/25/33	249,084	242,298	(d)
MASTR ARM Trust, 2004-7 6M1	0.911%	8/25/34	800,000	638,331	(d)
Merit Securities Corp., 11PA B3	2.511%	9/28/32	850,000	293,801	(a)(d)
Metropolitan Asset Funding Inc., 1998-BI B1	8.000%	11/20/24	893,540	376,418	(d)
Morgan Stanley Capital I, 1999-LIFE E	6.969%	4/15/33	1,558,600	1,563,325	(d)
Nomura Asset Acceptance Corp., 2004-AR4 1A1	2.492%	12/25/34	505,324	481,208	(d)
Prime Mortgage Trust, 2005-2 2XB, STRIPS	1.743%	10/25/32	3,612,357	157,137	(d)
Prime Mortgage Trust, 2005-5 1X, STRIPS	0.916%	7/25/34	8,108,888	194,931	(d)
Prime Mortgage Trust, 2005-5 1XB, STRIPS	1.396%	7/25/34	3,034,699	42,486	(d)

See Notes to Financial Statements.

20	Western Asset Premier Bond Fund 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Regal Trust IV, 1999-1 A	3.163%	9/29/31	109,381	$103,204	(a)(d)
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	1,367,442	1,360,953
Residential Asset Mortgage Products, Inc., 2005-SL2 AP0, STRIPS	0.010%	2/25/32	296,651	252,648
Residential Asset Securitization Trust, 2003-A1 A2	0.761%	3/25/33	200,075	192,105	(d)
Sequoia Mortgage Trust, 2003-2 A2	0.800%	6/20/33	53,817	44,294	(d)
Sequoia Mortgage Trust, 2004-10 A1A	0.571%	11/20/34	29,934	27,815	(d)
Sequoia Mortgage Trust, 2004-11 A1	0.561%	12/20/34	45,838	39,726	(d)
Sequoia Mortgage Trust, 2004-12 A1	0.531%	1/20/35	361,794	298,798	(d)
Structured Asset Securities Corp., 1998-RF2 A	8.057%	7/15/27	470,860	468,284	(a)(d)
Structured Asset Securities Corp., 2002-9 A2	0.561%	10/25/27	1,028,045	908,266	(d)
Structured Asset Securities Corp., 2004-NP1 A	0.661%	9/25/33	244,665	211,155	(a)(d)
Structured Asset Securities Corp., 2005-4XS 3A4	4.790%	3/25/35	890,000	874,854
Structured Asset Securities Corp., 2005-RF2 A	0.611%	4/25/35	1,316,399	1,119,817	(a)(d)
Structured Asset Securities Corp., 2005-RF3 2A	4.276%	6/25/35	2,211,916	1,888,452	(a)(d)
Thornburg Mortgage Securities Trust, 2003-4 A1	0.581%	9/25/43	963,387	894,296	(d)
Thornburg Mortgage Securities Trust, 2004-03 A	1.001%	9/25/44	950,408	902,049	(d)
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.190%	9/25/37	744,302	693,071	(d)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.183%	9/25/37	780,204	757,489	(d)
WaMu Mortgage Pass-Through Certificates, 2004-AR13 A2A	0.620%	11/25/34	2,016,980	1,559,591	(d)
WaMu Mortgage Pass-Through Certificates, 2007-HY7 2A3	5.629%	7/25/37	1,914,140	1,236,091	(d)
Washington Mutual Alternative Mortgage Pass-Through Certificates, 2006-5 3A3	6.221%	7/25/36	859,948	442,985
Washington Mutual Alternative Mortgage Pass-Through Certificates, 2006-7 A2A	5.667%	9/25/36	1,444,787	914,799
Washington Mutual Alternative Mortgage Pass-Through Certificates, 2006-7 A3	6.081%	9/25/36	176,210	115,948
Washington Mutual Inc., 2004-AR11	2.717%	10/25/34	85,060	78,690	(d)
Washington Mutual Inc., 2004-AR12 A2A	0.640%	10/25/44	190,594	157,831	(d)
Washington Mutual Inc., 2005-AR8 2A1A	0.551%	7/25/45	471,204	407,429	(d)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2004-AR13 A1A	0.610%	11/25/34	1,434,217	1,262,385	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR06 2A1A	0.491%	4/25/45	423,145	354,324	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR08 1A1A	0.531%	7/25/45	31,755	26,671	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR13 A1A1	0.551%	10/25/45	383,409	323,512	(d)

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2010 Annual Report	21

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	0.531%	12/25/45	782,677	$672,899	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR9 A1A	0.581%	7/25/45	220,024	186,563	(d)
Washington Mutual Inc., MSC Pass-Through Certificates, 2004-RA1 2A	7.000%	3/25/34	52,374	54,467
Washington Mutual Mortgage Pass-Through Certificates, 2006-AR5 3A	1.268%	7/25/46	1,389,346	654,085	(d)
Total Collateralized Mortgage Obligations (Cost — $60,968,856)				63,263,370
Collateralized Senior Loans — 7.4%
Consumer Discretionary — 3.3%
Carmike Cinemas Inc., Term Loan	5.500%	1/27/16	997,481	999,440	(g)
DineEquity Inc.	6.000%	10/19/17	1,406,667	1,427,750	(g)
Getty Images Inc.	5.250%	11/7/16	1,000,000	1,008,000	(g)
Las Vegas Sands LLC, Delayed Draw Term Loan	3.030%	11/23/16	167,350	160,830	(g)
Las Vegas Sands LLC, Term Loan B	3.030%	11/23/16	832,650	799,939	(g)
Univision Communications Inc.	4.511%	3/31/17	999,261	948,941	(g)
Total Consumer Discretionary				5,344,900
Health Care — 2.4%
Community Health Systems Inc.	3.794%	1/25/17	1,496,250	1,489,800	(g)
Grifols Inc.	0.000%	11/23/16	1,500,000	1,515,625	(g)
MedAssets Inc.	5.250%	11/16/16	1,000,000	1,003,750	(g)
Total Health Care				4,009,175
Information Technology — 1.7%
First Data Corp.	3.011%	9/24/14	1,000,000	921,563	(g)
Freescale Semiconductor Inc.	4.508%	12/1/16	1,844,028	1,783,713	(g)
Total Information Technology				2,705,276
Total Collateralized Senior Loans (Cost — $12,059,460)				12,059,351
Mortgage-Backed Securities — 0.4%
FNMA — 0.4%
Federal National Mortgage Association (FNMA), Whole Loan (Cost — $525,852)	6.500%	8/25/44	510,846	568,069
Municipal Bonds — 2.9%
Florida — 0.3%
Florida Educational Loan Marketing Corp., 2002-1 B	0.840%	12/1/36	700,000	548,100	(d)(e)
Pennsylvania — 2.6%
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	1.229%	6/1/47	4,800,000	4,236,000	(d)(e)
Total Municipal Bonds (Cost — $4,794,601)				4,784,100

See Notes to Financial Statements.

22	Western Asset Premier Bond Fund 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Non-U.S. Treasury Inflation Protected Securities — 5.7%
Brazil Nota do Tesouro Nacional	6.000%	5/15/45	4,700,000	BRL	$6,024,440
Brazil Nota do Tesouro Nacional, Notes	6.000%	8/15/50	5,130,062	BRL	3,350,844
Total Non-U.S. Treasury Inflation Protected Securities (Cost — $7,941,770)					9,375,284
Sovereign Bonds — 1.0%
Brazil — 0.1%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	280,000	BRL	159,714
Honduras — 0.0%
Republic of Honduras	0.235%	10/1/11	34,257		34,283	(d)
Malaysia — 0.2%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	1,280,000	MYR	422,068
Mexico — 0.7%
Mexican Bonos, Bonds	8.000%	6/11/20	9,300,000	MXN	806,502
United Mexican States, Bonds	10.000%	12/5/24	2,750,000	MXN	277,583
Total Mexico					1,084,085
Venezuela — 0.0%
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	2,000		1,355
Total Sovereign Bonds (Cost — $1,775,553)					1,701,505

	Shares
Common Stocks — 0.3%
Consumer Discretionary — 0.1%
Media — 0.1%
Charter Communications Inc., Class A Shares	4,936	192,208	*
Energy — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
SemGroup Corp., Class A Shares	789	21,442	*
Industrials — 0.1%
Building Products — 0.1%
Ashton Woods USA LLC, Class B Membership	20	9,001	(c)(e)
Nortek Inc.	1,206	43,416	*
Total Industrials		52,417
Materials — 0.1%
Chemicals — 0.1%
Georgia Gulf Corp.	8,950	215,337	*
Total Common Stocks (Cost — $503,264)		481,404

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2010 Annual Report	23

Western Asset Premier Bond Fund

Security	Rate	Shares	Value
Convertible Preferred Stocks — 1.3%
Consumer Discretionary — 1.1%
Automobiles — 1.1%
Motors Liquidation Co., Senior Debentures, Series B	5.250%	225,000	$1,845,000	*
Financials — 0.2%
Diversified Financial Services — 0.2%
Citigroup Inc.	7.500%	1,652	225,812
Thrifts & Mortgage Finance — 0.0%
Federal National Mortgage Association (FNMA)	5.375%	15	26,250	*
Total Financials			252,062
Total Convertible Preferred Stocks (Cost — $5,208,200)			2,097,062
Preferred Stocks — 0.2%
Consumer Discretionary — 0.0%
Media — 0.0%
CMP Susquehanna Radio Holdings Corp.	0.000%	3,171	0	*(a)(c)(e)(h)
Financials — 0.2%
Diversified Financial Services — 0.2%
Corporate-Backed Trust Certificates, Series 2001-8, Class A-1	7.375%	33,900	237,300	*(b)
Thrifts & Mortgage Finance — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	0.000%	100	25	*(d)
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	200	182	*
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%	20,500	12,895	*(d)
Total Thrifts & Mortgage Finance			13,102
Total Financials			250,402
Total Preferred Stocks (Cost — $1,023,458)			250,402

	Expiration Date	Warrants
Warrants — 0.0%
Buffets Restaurant Holdings	4/28/14	224	2	*(c)(e)
Charter Communications Inc.	11/30/14	265	1,126	*
CMP Susquehanna Radio Holdings Co.	3/23/19	3,624	0	*(a)(c)(e)(h)
Nortek Inc.	12/7/14	576	4,032	*(c)(e)
SemGroup Corp.	11/30/14	831	3,739	*(c)
Total Warrants (Cost — $7,974)			8,899
Total Investments before Short-Term Investments (Cost — $226,699,071)			233,850,673

See Notes to Financial Statements.

24	Western Asset Premier Bond Fund 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Short-Term Investments — 0.6%
Sovereign Bonds — 0.6%
Egypt Treasury Bills	8.482%	2/15/11	450,000	$ 76,707
Egypt Treasury Bills	8.676%	2/22/11	975,000	165,880
Egypt Treasury Bills	8.828%	3/8/11	2,925,000	495,965
Egypt Treasury Bills	8.959%	3/8/11	700,000	118,692
Egypt Treasury Bills	9.469%	5/24/11	875,000	145,315
Total Short-Term Investments (Cost — $1,008,751)				1,002,559
Total Investments — 143.4% (Cost — $227,707,822#)				234,853,232
Other Assets in Excess of Liabilities — 0.6%				960,411
Liquidation value of Preferred Shares — (44.0)%				(72,000,000)
Total Net Assets — 100.0%				$163,813,643

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Securities are in default as of December 31, 2010.
(c)	Illiquid security.
(d)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(e)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Trustees (See Note 1).
(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(g)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(h)	Value is less than $1.
(i)	The maturity principal is currently in default as of December 31, 2010.
#	Aggregate cost for federal income tax purposes is $229,460,528.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
CMB	— Cash Management Bill
IO	— Interest Only
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
PAC	— Planned Amortization Class
STRIPS	— Separate Trading of Registered Interest and Principal Securities

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2010 Annual Report	25

Statement of assets and liabilities

December 31, 2010

Assets:
Investments, at value (Cost — $227,707,822)	$234,853,232
Foreign currency, at value (Cost — $160,120)	164,469
Cash	1,111,030
Interest receivable	2,333,844
Deposits with brokers for swap contracts	300,000
Unrealized appreciation on swaps	292,521
Receivable for open swap contracts	53,311
Principal paydown receivable	32,485
Premium paid for open swaps	6,834
Receivable for securities sold	6,269
Prepaid expenses	18,038
Other receivables	30
Total Assets	239,172,063

Liabilities:
Payable for securities purchased	2,532,500
Unrealized depreciation on swaps	197,939
Management fee payable	108,786
Premiums received for open swaps	21,078
Payable for open swap contracts	4,613
Trustees’ fees payable	1,570
Accrued expenses	491,934
Total Liabilities	3,358,420

Preferred Shares:
No par value, 2,880 shares authorized, issued and outstanding, $25,000 liquidation value per share (Note 6)	72,000,000
Total Net Assets	$163,813,643

Net Assets:
Common shares, no par value, unlimited number of shares authorized, 11,738,542 shares issued and outstanding (Note 5)	$164,702,431
Undistributed net investment income	9,663,047
Accumulated net realized loss on investments, swap contracts and foreign currency transactions	(17,799,095)
Net unrealized appreciation on investments, swap contracts and foreign currencies	7,247,260
Total Net Assets	$163,813,643

Shares Outstanding	11,738,542

Net Asset Value	$13.96

See Notes to Financial Statements.

26	Western Asset Premier Bond Fund 2010 Annual Report

Statement of operations

For the Year Ended December 31, 2010

Investment Income:
Interest	$18,768,408
Dividends	490,443
Total Investment Income	19,258,851

Expenses:
Investment management fee (Note 2)	1,255,404
Excise tax (Note 1)	410,356
Legal fees	83,926
Custody fees	70,900
Audit and tax	61,545
Shareholder reports	59,174
Stock exchange listing fees	22,096
Transfer agent fees	36,583
Rating agency fees	43,234
Preferred shares auction agent fee expense	42,643
Trustees’ fees	13,543
Insurance	4,014
Miscellaneous expenses	19,934
Total Expenses	2,123,352
Less: Compensating balance arrangements (Note 1)	(472)
Net Expenses	2,122,880
Net Investment Income	17,135,971

Realized and Unrealized Gain (Loss) on Investments, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	3,154,422
Swap contracts	833,542
Foreign currency transactions	(185,920)
Net Realized Gain	3,802,044
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	14,714,654
Swap contracts	(333,470)
Foreign currencies	7,235
Change in Net Unrealized Appreciation (Depreciation)	14,388,419
Net Gain on Investments, Swap Contracts and Foreign Currency Transactions	18,190,463
Distributions Paid to Auction Rate Preferred Stockholders from Net Investment Income	(219,880)
Increase in Net Assets from Operations	$35,106,554

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2010 Annual Report	27

Statements of changes in net assets

For the Years Ended December 31,	2010	2009

Operations:
Net investment income	$ 17,135,971	$ 18,942,993
Net realized gain (loss)	3,802,044	(16,122,408)
Change in net unrealized appreciation (depreciation)	14,388,419	54,601,517
Distributions paid to auction rate preferred stockholders from net investment income	(219,880)	(266,195)
Increase in Net Assets From Operations	35,106,554	57,155,907

Distributions to Shareholders From (Note 1):
Net investment income	(16,932,624)	(14,754,747)
Decrease in Net Assets From Distributions to Shareholders	(16,932,624)	(14,754,747)

Fund Share Transactions:
Reinvestment of distributions (131,781 and 132,221 shares issued, respectively)	1,780,994	1,355,495
Increase in Net Assets From Fund Share Transactions	1,780,994	1,355,495
Increase in Net Assets	19,954,924	43,756,655

Net Assets:
Beginning of year	143,858,719	100,102,064
End of year*	$163,813,643	$143,858,719
* Includes undistributed net investment income of:	$9,663,047	$9,235,872

See Notes to Financial Statements.

28	Western Asset Premier Bond Fund 2010 Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31:

	2010	2009	2008	2007	2006

Net asset value, beginning of year	$12.39	$8.72	$14.26	$15.15	$14.93

Income (loss) from operations:
Net investment income[1]	1.47	1.64	1.46	1.27	1.37
Net realized and unrealized gain (loss)	1.57	3.33	(5.64)	(0.60)	0.45

Distributions paid to auction rate preferred stockholders from:
Net investment income	(0.02)	(0.02)	(0.19)	(0.25)	(0.30)
Net realized gains	—	—	(0.02)	(0.09)	(0.01)
Total income (loss) from operations	3.02	4.95	(4.39)	0.33	1.51

Less distributions from:
Net investment income	(1.45)	(1.28)	(1.05)	(0.97)	(1.10)
Net realized gains	—	—	(0.10)	(0.25)	(0.19)
Total distributions	(1.45)	(1.28)	(1.15)	(1.22)	(1.29)

Net asset value, end of year	$13.96	$12.39	$8.72	$14.26	$15.15

Market price, end of year	$14.13	$13.36	$8.90	$13.13	$15.15
Total return, based on NAV[2]	25.50%	60.98%	(32.45)%	2.17%	10.67%
Total return, based on Market Price[2,3]	17.56%	68.84%	(24.60)%	(5.79)%	20.43%

Net assets, end of year (000s)	$163,814	$143,859	$100,102	$163,544	$173,707

Ratios to average net assets:[4,5]
Gross expenses	1.38%	1.95%	2.06%	1.72%	1.86%
Net expenses	1.38 [6]	1.95 [6]	2.06 [6]	1.71	1.86 [6]
Net expenses, excluding interest expense[6]	1.38	1.95	1.83	1.15	1.15
Net investment income	11.12	15.94	10.68	6.76	7.18

Portfolio turnover rate	33%	29%	45%	90%	65%

Auction Rate Preferred Stock:
Total Amount Outstanding (000s)	$72,000	$72,000	$72,000	$72,000	$72,000
Asset Coverage[7]	327%	300%	239%	327%	341%
Involuntary Liquidating Preference Per Share (000s)	25	25	25	25	25

[1]	Per share amounts have been calculated using the average shares method.
[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
[4]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred stockholders.
[5]

Gross expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance arrangements. Net expenses reflects expenses less any compensating balance credits and/or voluntary expense waivers.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.
[7]	Asset coverage on preferred shares equals net assets of common shares plus the redemption value of the preferred shares divided by the value of outstanding preferred stock.

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2010 Annual Report	29

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Premier Bond Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund commenced investment operations on March 28, 2002.

The Fund’s investment objective is to provide current income and capital appreciation by investing primarily in a diversified portfolio of investment grade bonds. The Fund currently seeks to achieve its investment objective by investing substantially all of its assets in bonds, including corporate bonds, U.S. government and agency securities and mortgage-related securities. The ability of the issuers of the securities held by the Fund to meet their obligations might be affected by, among other things, economic developments in a specific state, industry or region.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the last quoted bid price provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the bid price as of the close of business of that market. Equity securities for which market quotations are readily available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at the amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value

30	Western Asset Premier Bond Fund 2010 Annual Report

Notes to financial statements (cont’d)

based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•        Level 1 — quoted prices in active markets for identical investments

•        Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•        Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes	—	$ 88,457,833	$ 852,866		$ 89,310,699
Asset-backed securities	—	44,359,890	5,590,638		49,950,528
Collateralized mortgage obligations	—	63,243,726	19,644		63,263,370
Collateralized senior loans	—	12,059,351	—		12,059,351
Mortgage-backed securities	—	568,069	—		568,069
Municipal bonds		4,784,100	—		4,784,100
Non-U.S. treasury inflation protected securities	—	9,375,284	—		9,375,284
Sovereign bonds	—	1,701,505	—		1,701,505
Common stocks	$472,403	—	9,001		481,404
Convertible preferred stocks	225,812	1,871,250	—		2,097,062
Preferred stocks	250,402	—	0	*	250,402
Warrants	1,126	3,739	4,034		8,899
Total long-term investments	$949,743	$226,424,747	$6,476,183		$233,850,673
Short-term investments†	—	1,002,559	—		1,002,559
Total investments	$949,743	$227,427,306	$6,476,183		$234,853,232
Other financial instruments:
Credit default swaps on corporate issues — buy protection‡	—	$ 28,428	—		$ 28,428
Credit default swaps on credit indices — sell protection‡	—	270,927	—		270,927
Total other financial instruments	—	$ 299,355	—		$ 299,355
Total	$949,743	$227,726,661	$6,476,183		$235,152,587

Western Asset Premier Bond Fund 2010 Annual Report	31

LIABILITIES

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Credit default swaps on corporate issues — buy protection‡	—	$219,017	—	$219,017

†     See Schedule of Investments for additional detailed categorizations.

‡     Values include any premiums paid or received with respect to swap contracts.

*       Value is less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments In Securities	Corporate Bonds & Notes	Asset- Backed Securities	Collateralized Mortgage Obligations	Common Stocks	Preferred Stocks	Warrants	Total
Balance as of December 31, 2009	—	$3,926,578	—	$18,940	$ 3	$ 7,348	$3,952,869
Accrued premiums/ discounts	$ (1,521)	98,450	—	—	—	—	96,929
Realized gain(loss)[1]	—	(100,237)	—	—	—	—	(100,237)
Change in unrealized appreciation (depreciation)[2]	24,741	214,605	—	11,503	(3)	424	251,270
Net purchases (sales)	819,846	1,216,665	—	—	—	—	2,036,511
Transfers into Level 3	9,800	298,937	$19,644	—	—	—	328,381
Transfers out of Level 3	—	(64,360)	—	(21,442)	—	(3,738)	(89,540)
Balance as of December 31, 2010	$852,866	$5,590,638	$19,644	$ 9,001	$ 0 *	$ 4,034	$6,476,183
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2010[2]	$ 24,741	$ 175,842	—	$ 9,001	$(3)	$(3,314)	$ 206,267

*       Value is less than $1.

1         This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

2         This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of

32	Western Asset Premier Bond Fund 2010 Annual Report

Notes to financial statements (cont’d)

which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund as well as liquidation payment received or made at the termination of the swap are recognized as realized gains or losses in the Statement of Operations.

As disclosed in the Fair Values of Derivatives — Statement of Assets and Liabilities table that follows each Fund’s summary of open swap contracts, the aggregate fair value of credit default swaps in a net liability position as of December 31, 2010 was $219,017. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for all swaps was $97,000. If a defined credit event had occurred as of December 31, 2010, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have been required to pay up to $21,666,202 less the value of the contracts’ related reference obligations.

Western Asset Premier Bond Fund 2010 Annual Report	33

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

34	Western Asset Premier Bond Fund 2010 Annual Report

Notes to financial statements (cont’d)

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Western Asset Premier Bond Fund 2010 Annual Report	35

(e) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. The amount is shown as a reduction of expenses in the Statement of Operations.

(i) Single sourced securities. Certain securities held by the Fund at December 31, 2010 are valued based on a price provided by a single source or dealer. The prices provided may differ from the value that would be realized if the securities were sold. As of December 31, 2010, 12.84% of the securities held by the Fund were either fair valued securities or were valued based on a price provided by a single independent pricing service or dealer (“single source securities”).

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and realized gains, if any, to shareholders in accordance with the requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of

36	Western Asset Premier Bond Fund 2010 Annual Report

Notes to financial statements (cont’d)

the Fund’s annual taxable income and net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $395,647 of Federal excise taxes attributable to calendar year 2009 and estimates it will pay approximately $422,000 of Federal excise taxes attributable to calendar year 2010. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the minimum distribution requirement for capital gains that must be met in order to avoid the imposition of excise tax has been raised from 98% to 98.2% for calendar years beginning after December 22, 2010.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$410,356	—	$(410,356)
(b)	33,352	$(33,352)	—

(a)  Reclassifications are primarily due to a non-deductible excise tax accrued by the Fund

(b)  Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, losses from mortgage backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swaps and other investments.

2. Investment management agreement and other transactions with affiliates

The Fund has a management agreement with Western Asset Management Company (“Western Asset”). Pursuant to the terms of the management agreement, the Fund pays Western Asset an annual fee, payable monthly, in an amount equal to 0.55% of the average weekly value of the Fund’s total managed assets. “Total managed assets” means the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities. The liquidation preference of any Preferred Shares outstanding is not considered a liability. Pursuant to a Portfolio Management Agreement between Western Asset and Western Asset Management Company Limited (“WAML”), Western Asset pays a portion of the fees it receives from the Fund to WAML at an annual rate of 0.425% of the average weekly value of the Fund’s total managed assets that WAML manages. Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) are additional subadvisers to the Fund under portfolio management agreements between Western Asset and Western Singapore, and Western Asset and Western Japan.

Western Singapore and Western Japan provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar-denominated securities and related foreign currency instruments in Asia (excluding Japan) and Japan, respectively. The Fund’s current management

Western Asset Premier Bond Fund 2010 Annual Report	37

fee remains unchanged. WAML will continue to provide subadvisory services with respect to other aspects of the non-U.S. dollar-denominated portions of the Fund’s investment portfolio.

Under the terms of the administration services agreement among the Fund, Western Asset and Legg Mason Fund Adviser, Inc. (“LMFA”), Western Asset pays (not the Fund) Legg Mason Partners Funds Advisor, LLC (“LMPFA”), a monthly fee at an annual rate of 0.125% of the Fund’s average weekly total managed assets, subject to a monthly minimum fee of $12,500.

LMPFA, Western Asset, WAML, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc.

3. Investments

During the year ended December 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$73,547,014	$2,997,533
Sales	66,311,985	3,151,412

At December 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 20,903,123
Gross unrealized depreciation	(15,510,419)
Net unrealized appreciation	$ 5,392,704

38	Western Asset Premier Bond Fund 2010 Annual Report

Notes to financial statements (cont’d)

At December 31, 2010, the Fund had the following open swap contracts:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[1]

Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund‡	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Goldman Sachs Group Inc. (Citigroup Inc., 6.500%, due 1/18/11)	$1,700,000	3/20/14	4.700% Quarterly	$(195,656)	—	$(195,656)
Goldman Sachs Group Inc. (CVS Corporation, 4.875%, due 9/15/14)	2,000,000	12/20/14	0.680% Quarterly	(21,335)	$(20,032)	(1,303)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	100,000	3/20/11	5.000% Quarterly	(276)	(225)	(51)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	100,000	3/20/15	5.000% Quarterly	4,006	824	3,182
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	130,000	3/20/20	5.000% Quarterly	14,168	3,157	11,011
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	70,000	3/20/13	5.000% Quarterly	(662)	(343)	(319)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	120,000	3/20/11	5.000% Quarterly	(331)	(243)	(88)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	80,000	3/20/13	5.000% Quarterly	(757)	(235)	(522)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	120,000	3/20/15	5.000% Quarterly	4,807	1,379	3,428
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	50,000	3/20/20	5.000% Quarterly	5,447	1,474	3,973
Total	$4,470,000			$(190,589)	$(14,244)	$(176,345)

Western Asset Premier Bond Fund 2010 Annual Report	39

CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION3

Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund‡	Market Value[4]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Merrill Lynch & Co., Inc. (CDX HY 8)	$21,666,202	6/20/12	0.860% Quarterly	$270,927	—	$270,927

1         If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

2         The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3         If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

4         The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡        Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2010.

ASSET DERIVATIVES[1]
Credit Contracts Risk
Swap contracts[2]	$299,355

LIABILITY DERIVATIVES[1]
Credit Contracts Risk
Swap contracts[2]	$219,017

1         Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2         Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

40	Western Asset Premier Bond Fund 2010 Annual Report

Notes to financial statements (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2010. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Credit Contracts Risk
Swap contracts	$833,542

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Credit Contracts Risk
Swap contracts	$(333,470)

During the year ended December 31, 2010, the volume of derivative activity for the Fund was as follows:

Average Notional Balance
Credit default swap contracts (to buy protection)	$ 4,472,646
Credit default swap contracts (to sell protection)	21,666,202

The Fund’s contracts with derivative counterparties contain several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

As of December 31, 2010, the total value of swap positions with credit related contingent features in a net liability position was $219,017. If a contingent feature would have been triggered as of December 31, 2010, the Fund would have been required to pay this amount in cash to its counterparties. The Fund posted collateral for its swap transactions in the amount of $300,000.

5. Common shares

Of the 11,738,542 shares of common stock outstanding at December 31, 2010, the Investment Adviser owned 15,929 shares.

Western Asset Premier Bond Fund 2010 Annual Report	41

6. Preferred shares

There are 2,880 shares of Auction Market Preferred Shares (“Preferred Shares”) authorized. The Preferred Shares have rights as set forth in the Fund’s Agreement and Declaration of Trust, as amended to date, and its Bylaws, as amended to date (the “Bylaws”), or as otherwise determined by the Trustees. The 2,880 Preferred Shares outstanding consist of two series, 1,440 shares of Series M and 1,440 shares of Series W. The Preferred Shares have a liquidation value of $25,000 per share, plus any accumulated but unpaid dividends whether or not earned or declared.

Dividends on the Series M and Series W Preferred Shares are cumulative and are paid at a rate typically reset every seven and twenty-eight days, respectively, based on the results of an auction. The weekly auctions for Series M and W have all failed during the fiscal year 2010; consequently, the dividend rate paid on the preferred shares has moved to the maximum rate as defined in the prospectus. Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Fund have been impacted by the lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Fund have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate”. The maximum rate is calculated at 200% of the reference rates, which is the 7-day “AA” Financial Composite Commercial Paper rate for Series M and the 30-day “AA” Commercial Paper rate for Series W. Dividend rates ranged from 0.105% to 0.542% between January 1, 2010 to December 31, 2010.

The Preferred Shares are redeemable at the option of the Fund, in whole or in part, on the second business day preceding any dividend payment date at $25,000 per share plus any accumulated but unpaid dividends.

The Fund is subject to certain restrictions relating to the Preferred Stock. The Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in Bylaws are not satisfied.

The Preferred Stock Shareholders are entitled to one vote per share and generally vote with the common shareholders but vote separately as a class to elect two trustees and on certain matters affecting the rights of the Preferred Stock. The issuance of Preferred Stock poses certain risks to holders of

42	Western Asset Premier Bond Fund 2010 Annual Report

Notes to financial statements (cont’d)

common stock, including, among others, the possibility of greater market price volatility, and in certain market conditions, the yield to holders of common stock may be adversely affected. The Fund is required to maintain certain asset coverages with respect to the Preferred Stock. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of shares of the Preferred Stock in order to meet the applicable requirement. The Preferred Stock is otherwise not redeemable by holders of the shares. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to pay dividends to common shareholders.

After each auction, the auction agent will pay to each broker/dealer, from monies the Fund provides, a participation fee. For the previous periods since the ARPS have been outstanding, the participation fee has been paid at the annual rate of 0.25% of the purchase price of the ARPS that the broker/dealer places at the auction. Since January 1, 2010, the participation fee has been reduced to an annual rate of 0.05% of the purchase price of the ARPS, in the case of failed auctions.

7. Trustee compensation

Effective January 2011, each Independent Trustee receives an aggregate fee of $75,000 annually for serving on the combined Board of Trustees/Directors of the Fund, Western Asset Income Fund and Western Asset Funds, Inc. Each Trustee also receives a fee of $7,500 and related expenses for each meeting of the Board attended in-person and a fee of $2,500 for participating in each telephonic meeting. The Chairman of the Board receives an additional $30,000 per year for serving such capacity. The Chairman of the Audit Committee receives an additional $25,000 per year for serving in such capacity. Each member of the Audit Committee receives a fee of $6,000 for serving as a member of the Audit Committee. Other committee members receive $3,000 for serving as a member of each committee upon which they serve. Committee members also receive a fee of $2,500 for participating in each telephonic committee meeting. All such fees are allocated among the Fund, Western Asset Income Fund and Western Asset Funds, Inc. according to each such investment company’s average annual net assets. Trustee Ronald Olson receives from Western Asset an aggregate fee of $75,000 annually for serving on the combined Board of Trustees/Directors of the Fund, Western Asset Income Fund and Western Asset Funds, Inc., as well as a fee of $7,500 and related expenses for each meeting of the Board attended in person and a fee of $2,500 for participating in each telephonic meeting.

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date	Payable Date	Rate
1/14/11	1/31/11	$0.11
2/14/11	2/28/11	$0.11

Western Asset Premier Bond Fund 2010 Annual Report	43

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2010	2009
Distributions Paid to Common Shareholders From:
Ordinary Income	$16,932,624	$14,754,747
Distributions Paid to Preferred Shareholders From:
Ordinary Income	$ 219,880	$ 266,195
Total distributions paid	$17,152,504	$15,020,942

As of December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$11,530,657
Capital loss carryforward*	(17,762,367)
Other book/tax temporary differences(a)	(151,632)
Unrealized appreciation (depreciation)(b)	5,494,554
Total accumulated earnings (losses) — net	$ (888,788)

*       During the taxable year ended December 31, 2010, the Fund utilized $2,172,166 of its capital loss carryforward available from prior years. As of December 31, 2010, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
12/31/2016	$ (827,946)
12/31/2017	(16,934,421)
$(17,762,367)

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)    Other book/tax temporary differences are attributable primarily to differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and book/tax differences in the accrual of income on certain securities.

9. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending December 31, 2011.

44	Western Asset Premier Bond Fund 2010 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders
Western Asset Premier Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Western Asset Premier Bond Fund (the “Fund”) at December 31, 2010, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 21, 2011

Western Asset Premier Bond Fund	45

Board approval of management and subadvisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Trustees considered the Investment Management Agreement (the “Management Agreement”) between the Fund and Western Asset Management Company (“Western Asset”) and the Portfolio Management Agreements (together with the Management Agreement, the “Agreements”) between Western Asset and each of Western Asset Management Company Limited in London (“WAML”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd in Japan (“Western Japan,” and together with Western Singapore and WAML the “Non-U.S. Advisers” and together with Western Asset, the “Advisers”) with respect to the Fund at meetings held on September 8, October 21 and October 28, 2010. At a meeting held on November 17, 2010, the Executive and Contracts Committee reported to the full Board of Trustees its considerations and recommendation with respect to the Agreements, and the Board of Trustees, including a majority of the Independent Trustees, considered and approved renewal of the Agreements.

The Trustees noted that although Western Asset’s business is operated through separate legal entities, such as the Non-U.S. Advisers, its business is highly integrated and senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by the Non-U.S. Advisers. Therefore, in connection with their deliberations noted below, the Trustees primarily focused on the information provided by Western Asset when considering the approval of the Portfolio Management Agreements. The Trustees also noted that the Fund does not pay any management fees directly to any of the Non-U.S. Advisers because Western Asset pays the Non-U.S. Advisers for services provided to the Fund out of the management fee Western Asset receives from the Fund.

In arriving at their decision to renew the Agreements, the Trustees met with representatives of Western Asset, including relevant investment advisory personnel; reviewed a variety of information prepared by Western Asset and materials provided by Lipper Inc. (“Lipper”) and counsel to the Independent Trustees; and reviewed performance and expense information for a peer group of comparable funds selected and prepared by Lipper and for certain other comparable products available from Western Asset, including separate accounts managed by Western Asset. These reviews were in addition to information obtained by the Trustees at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, such as information on differences between the Fund’s share price and net asset value per share, and related discussions with the Advisers’ personnel.

As part of their review, the Trustees examined the Advisers’ ability to provide high quality investment management services to the Fund. The Trustees considered the investment philosophy and research and decision-making processes of the Advisers; the experience of their key advisory personnel

46	Western Asset Premier Bond Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

responsible for management of the Fund; the ability of the Advisers to attract and retain capable research and advisory personnel; the capability and integrity of the Advisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Trustees reviewed the quality of the Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect the Advisers’ ability to provide high quality services to the Fund in the future under the Agreements, including their business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Advisers’ investment process, research capabilities and philosophy were well suited to the Fund given its investment objectives and policies, and that the Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Fund, the Trustees also reviewed comparisons of the performance of the Fund to the performance of certain comparable leveraged funds in a peer group consisting of funds that invest at least 65% of their assets in corporate and government debt issues rated in the top four grades. The Trustees noted that the performance of the Fund was above average for each of the one-, three- and five-year periods ended August 31, 2010 as compared to its peer group.

The Trustees also considered the management fee and total expenses payable by the Fund. They reviewed information concerning management fees paid to investment advisers of similarly-managed funds, as well as fees paid by the Advisers’ other clients, including separate accounts managed by the Advisers. The Trustees observed that although the Fund’s total expenses were above the median of the fees paid by funds in its Lipper peer group, the management fee paid by the Fund to Western Asset, whether measured as a percentage of net assets attributable to common shares or total assets, was below the median of the funds in its Lipper peer group. They noted that the management fee paid by the Fund was generally higher than the fees paid by other clients of the Advisers with similar investment strategies, but that Western Asset was responsible for payment of the management fee to the Non-U.S. Advisers and that the administrative and operational responsibilities for the Advisers with respect to the Fund were also relatively higher. In light of these differences, the Trustees concluded that the management fee paid by the Fund relative to the fees paid by the Advisers’ other clients was reasonable.

The Trustees further evaluated the benefits of the advisory relationship to the Advisers, including, among others, the profitability of the relationship to the Advisers and the direct and indirect benefits that the Advisers may receive from their relationship with the Fund, including any “fallout benefits”, such as reputational value derived from serving as investment adviser to the Fund; and the affiliation between the Advisers and Legg Mason Partners

Western Asset Premier Bond Fund	47

Funds Advisor, LLC, the Fund’s administrator. In that connection, the Trustees concluded that the Advisers’ profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Trustees noted that Western Asset does not have soft dollar arrangements.

Finally, the Trustees considered, in light of the profitability information provided by Western Asset, the extent to which economies of scale would be realized by the Advisers as the assets of the Fund grow. The Trustees concluded that because the Fund is a closed-end fund and does not make a continuous offer of its securities, the Fund’s size was relatively fixed and it would be unlikely that the Advisers would realize economies of scale from the Fund’s growth.

In their deliberations with respect to these matters, the Independent Trustees were advised by their independent counsel, who are independent of the Advisers within the meaning of the Securities and Exchange Commission rules regarding the independence of counsel. The Independent Trustees weighed each of the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Trustees judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Trustees, including all of the Independent Trustees, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of investment advisory services being provided by the Advisers, but would continue to closely monitor the Advisers’ performance; that the fees to be paid to the Advisers under the Agreements were fair and reasonable given the scope and quality of the services rendered by the Advisers; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

48	Western Asset Premier Bond Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Premier Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Western Asset Management Company, 385 East Colorado Blvd., Pasadena, California 91101. Information pertaining to the Trustees and officers of the Fund is set forth below.

Independent Trustees

Ronald J. Arnault

Year of birth	1943
Position(s) held with Fund	Trustee
Term of office and length of time served[1]	Served since 1997
Principal occupation(s) during past five years	Retired.
Number of portfolios in fund complex overseen by Trustee (including the Fund)[2]	12
Other board memberships held by Trustee	None

Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Trustee
Term of office and length of time served[1]	Served since 1998
Principal occupation(s) during past five years

President (1987-present) and Director (1990-present) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); President and Director of Kids in Sports (1994-present); Vice President, International Rowing Federation (1986-present); Member of the International Olympic Committee (1986-present).

Number of portfolios in fund complex overseen by Trustee (including the Fund)[2]	12
Other board memberships held by Trustee	OBN Holdings, Inc. (film, television and media company)

Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Trustee
Term of office and length of time served[2]	Served since 2007
Principal occupation(s) during past five years	Executive Vice President and Chief Operating Officer of Lowe Enterprises, Inc. (real estate and hospitality firm) (2002-present); Partner, Arthur Andersen, LLP (1974-2002).
Number of portfolios in fund complex overseen by Trustee (including the Fund)[2]	12
Other board memberships held by Trustee	Occidental Petroleum Corporation and Public Storage

Western Asset Premier Bond Fund	49

Independent Trustees cont’d

William E. B. Siart

Year of birth	1946
Position(s) held with Fund	Trustee and Chairman
Term of office and length of time served[1]	Served since 1997
Principal occupation(s) during past five years	Trustee of The Getty Trust (2005-present); Chairman of Walt Disney Concert Hall, Inc. (1998-2006); Chairman of Excellent Education Development (2000-present).
Number of portfolios in fund complex overseen by Trustee (including the Fund)[2]	12
Other board memberships held by Trustee	None

Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Trustee
Term of office and length of time served[1]	Served since 2004
Principal occupation(s) during past five years

Director of Orbitz Worldwide, Inc. (2007-present) (online travel company); Director of MarketTools, Inc. (2010-present) (market research software provider); Director of Forest Lawn (2002-present) (memorial parks); Director of eHarmony, Inc. (2005-2011) (online dating company); Director of aQuantive Inc. (2004-2007) (digital marketing services company); Chief Operating Officer of Overture Services, Inc. (2001-2004) (commercial online search); and President and Chief Operating Officer of Paymybills.com (2000-2001) (online personal bill management service)

Number of portfolios in fund complex overseen by Trustee (including the Fund)[2]	12
Other board memberships held by Trustee	Orbitz Worldwide (global on-line travel company)

50	Western Asset Premier Bond Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustees

R. Jay Gerken3

Year of birth	1951
Position(s) held with Fund	Trustee and President
Term of office and length of time served[1]	Served as a Trustee since 2006 and as President since 2007
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co. (since 2005); Officer and Trustee/Director of 148 funds associated with LMPFA or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer of LMPFA (since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly: Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (prior to 2005).

Number of portfolios in fund complex overseen by Trustee (including the Fund)[2]	148
Other board memberships held by Trustee	N/A

Ronald L. Olson[4]
Year of birth	1941
Position(s) held with Fund	Trustee
Term of office and length of time served[1]	Served since 2005
Principal occupation(s) during past five years	Senior Partner of Munger, Tolles & Olson LLP (a law partnership) (1968-present).
Number of portfolios in fund complex overseen by Trustee (including the Fund)[2]	12
Other board memberships held by Trustee	Edison International, City National Corporation (financial services company), The Washington Post Company, and Berkshire Hathaway, Inc.

Western Asset Premier Bond Fund	51

Officers5

Kaprel Ozsolak

55 Water Street, New York, NY 10041

Year of birth	1965
Position(s) held with Fund	Principal Financial and Accounting Officer
Term of office and length of time served[1]	Served since 2010
Principal occupation(s) during past five years

Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004).

Number of portfolios in fund complex overseen by Trustee (including the Fund)[2]	N/A
Other board memberships held by Trustee	N/A

Erin K. Morris
100 International Drive, Baltimore, MD 21202
Year of birth	1966
Position(s) held with Fund	Treasurer
Term of office and length of time served[1]	Served since 2006
Principal occupation(s) during past five years

Vice President and Manager Global Funds Administration, Legg Mason & Co., LLC (2005-present); Assistant Vice President and Manager, Fund Accounting Legg Mason Wood Walker, Incorporated (2002-2005); Treasurer, Western Asset Funds, Inc., Western Asset Income Fund and Western Asset Premier Bond Fund (2006-present); Western Asset/Claymore Inflation-Linked Securities & Income Fund and Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2010-present); Assistant Treasurer Legg Mason Partners Fund Complex (2007-present); Formerly Assistant Treasurer, Western Asset Funds, Inc., Western Asset Income Fund and Western Asset Premier Bond Fund (2001-2006); Western Asset/Claymore Inflation-Linked Securities & Income Fund (2003-2009) and Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2004-2009).

Number of portfolios in fund complex overseen by Trustee (including the Fund)[2]	N/A
Other board memberships held by Trustee	N/A

52	Western Asset Premier Bond Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Officers cont’d

Todd F. Kuehl

100 International Drive, Baltimore, MD 21202

Year of birth	1968
Position(s) held with Fund	Chief Compliance Officer
Term of office and length of time served[1]	Served since 2007
Principal occupation(s) during past five years

Director, Legg Mason & Co., LLC (2006-present); Chief Compliance Officer of Legg Mason Private Portfolio Group (2009-present); Chief Compliance Officer of Western Asset/Claymore Inflation-Linked Securities & Income Fund, Western Asset/Claymore Inflation-Linked Opportunities & Income Fund, Western Asset Income Fund, Western Asset Premier Bond Fund and Western Asset Funds, Inc. (2007-present) and Barrett Growth Fund and Barrett Opportunity Fund (2006-2008); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002-2006).

Number of portfolios in fund complex overseen by Trustee (including the Fund)[2]	N/A
Other board memberships held by Trustee	N/A
Robert I. Frenkel
100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office and length of time served[1]	Served since 2009
Principal occupation(s) during past five years

Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006).

Number of portfolios in fund complex overseen by Trustee (including the Fund)[2]	N/A
Other board memberships held by Trustee	N/A

1   Each Officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified. Each of the Trustees of the Fund holds office until his or her successor shall have been duly elected and shall qualify, subject to prior death, resignation, retirement, disqualification or removed from office and applicable law and the rules of the New York Stock Exchange.

2   Each Trustee also serves as a Director of Western Asset Income Fund (closed-end investment company) and as a Director of Western Asset Funds, Inc. (open-end investment company), which are considered part of the same Fund Complex as the Fund. In addition, Mr. Gerken serves as Director/Trustee to 136 other portfolios associated with Legg Mason & Co., LLC or its affiliates. Legg Mason & Co., LLC is an affiliate of Western Asset Management Co. (“WAM”).

3   Mr. Gerken is an “Interested person” (as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund because of his positions with subsidiaries of, and ownership of shares of common stock of, Legg Mason, Inc., the parent company of WAM.

4   Mr. Olson is an “Interested person” (as defined above) of the Fund because his law firm has provided legal services to WAM.

5   Each Officer of the Fund is an “Interested person” (as defined above) of the Fund.

Western Asset Premier Bond Fund	53

Annual principal executive officer and principal financial and accounting officer certifications (unaudited)

The Fund’s Principal Executive Officer (“PEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s PEO and Principal Financial and Accounting Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

54	Western Asset Premier Bond Fund

Dividend reinvestment plan

The Fund and American Stock Transfer & Trust Company LLC (“Agent”), as the Transfer Agent and Registrar of the Fund, offer a convenient way to add shares of the Fund to your account. The Fund offers to all common shareholders a Dividend Reinvestment Plan (“Plan”). Under the Plan, cash distributions (e.g., dividends and capital gains) of registered shareholders (those who own shares in their own name on the Fund’s records) on the common shares are automatically invested in shares of the Fund unless the shareholder elects otherwise by contacting the Agent at the address set forth below. Shareholders who own shares in a brokerage, bank or other financial institution account must contact the company where their account is held in order to participate in the Plan.

As a participant in the Dividend Reinvestment Plan you will automatically receive your dividend or net capital gains distribution in newly issued shares of the Fund if the market price of a share on the date of the distribution is at or above the NAV of a Fund share, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market, the Agent will, as agent for the participants, buy shares of the Fund through a broker on the open market. The price per share of shares purchased for each participant’s account with respect to a particular dividend or other distribution will be the average price (including brokerage commissions, transfer taxes and any other costs of purchase) of all shares purchased with respect to that dividend or other distribution. All common shares acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent. Full and fractional shares will be voted by the Agent in accordance with your instructions.

Additional information regarding the plan

The Fund will pay all costs applicable to the Plan, except for brokerage commissions for open market purchases by the Agent under the Plan, which will be charged to participants. All shares acquired through the Plan receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Trustees may declare. Registered shareholder may terminate participation in the Plan at any time by giving notice to the Agent. Such termination will be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions. Upon termination, a participant will receive a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. Fractional shares credited to a

Western Asset Premier Bond Fund	55

terminating account will be paid for in cash at the current market price at the time of termination. Shareholders who own shares in a brokerage, bank or other financial institution account must contact the company where their account is held in order to terminate participation in the Plan.

Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service (IRS) and only one Form 1099-DIV will be sent to participants each year. Inquiries regarding the Plan, as well as notices of termination, should be directed to American Stock Transfer & Trust Company LLC, 59 Maiden Lane, New York, NY, 10038. Investor Relations Telephone number 1-888-888-0151.

Western Asset Premier Bond Fund

Trustees	Western Asset Premier	Legal counsel
William E. B. Siart	Bond Fund	Ropes & Gray LLP
Chairman	55 Water Street	1211 Avenue of the Americas
Ronald J. Arnault	New York, NY 10041	New York, NY 10036
Anita L. DeFrantz
R. Jay Gerken	Investment advisers	Transfer agent
Ronald L. Olson	Western Asset Management Company	American Stock Transfer & Trust Company
Avedick B. Poladian	Western Asset Management Company Limited	59 Maiden Lane
Jaynie Miller Studenmund	Western Asset Management Company Pte. Ltd.	New York, NY 10038
Western Asset Management Company Ltd
Officers		New York Stock Exchange Symbol
R. Jay Gerken, CFA	Custodian	WEA
President	State Street Bank and
Kaprel Ozsolak	Trust Company
Principal Financial and Accounting Officer	1 Lincoln Street
Todd F. Kuehl	Boston, MA 02111
Chief Compliance Officer
Robert I. Frenkel	Independent registered public accounting firm
Secretary and	PricewaterhouseCoopers LLP
Chief Legal Officer	100 East Pratt Street
Erin K. Morris	Baltimore, MD 21202
Treasurer

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•  Information we receive from you on applications and forms, via the telephone, and through our websites;

•  Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•  Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers with the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

   NOT PART OF THE ANNUAL REPORT

Western Asset Premier Bond Fund

Western Asset Premier Bond Fund

55 Water Street

New York, NY 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Premier Bond Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock

Transfer & Trust Company

59 Maiden Lane

New York, NY 10038

WASXO13147-(02-11) SR11-1310

ITEM 2.                  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Ronald J. Arnault, the chairman of the Board’s Audit Committee, possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Arnault as the audit committee financial expert.  Mr. Arnault is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2009 and December 31, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $45,500 in 2009 and $46,900 in 2010.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2009 and $0 in 2010. These services consisted of procedures performed in connection with the audit performed relating to the Tender Options Bonds for the Western Asset Premier Bond Fund.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Premier Bond Fund (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $4,000 in 2009 and $4,100 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Western Asset Premier Bond Fund.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Premier Bond Fund requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Premier Bond Fund, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2009 and 2010; Tax Fees were 100% and 100% for 2009 and 2010; and Other Fees were 100% and 100% for 2009 and 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Premier Bond Fund, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Premier Bond Fund during the reporting period were $0 in 2010.

(h) Yes.  Western Asset Premier Bond Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset Premier Bond Fund or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ronald J. Arnault

Anita L. DeFrantz

William E.B. Siart

Avedick Poladian

Jaynie Miller Studenmund

b) Not applicable

ITEM 6.                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has delegated the voting of proxies relating to its portfolio securities to its advisers, Western Asset Management Company and Western Asset Management Company Limited (together, the “Advisers”). The Proxy Voting Policies and Procedures of the Advisers are attached as an exhibit to this Form N-CSR.

ITEM 8.                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

As of December 31, 2008, a team of investment professionals at the Advisers, led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio Manager Ronald D. Mass manages the Western Asset Premier Bond Fund (the “Fund”).

Messrs. Leech, Walsh and Mass have each served as portfolio managers for the Advisers for over five years.

The Fund is managed by a team of portfolio managers, sector specialists and other investment professionals. Messrs. Leech, Walsh and Mass serve as co-team leaders responsible for day-to-day strategic oversight of the Fund’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Fund invests.

Other Accounts

As of December 31, 2008, in addition to the Fund, the portfolio manager(s) were responsible for the day-to-day management of certain other accounts, as follows:

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance-Based
S. Kenneth Leech:

Registered Investment Companies	110	$100,385,553,403	0	0
Other pooled investment vehicles	281	$195,319,138,291	0	0
Other accounts	969	$217,490,220,115	94	$22,992,729,662

Ronald D. Mass:

Registered Investment Companies	0	$0	0	0
Other pooled investment vehicles	12	$2,143,419,569	0	0
Other accounts	0	$0	0	$0

Stephen A. Walsh:

Registered Investment Companies	110	$100,385,553,403	0	0
Other pooled investment vehicles	281	$195,319,138,291	0	0
Other accounts	969	$217,490,220,115	94	$22,992,729,662

Note: With respect to Mr. Leech and Mr. Walsh, the numbers above reflect the overall number of portfolios managed by the Advisers. Mr. Leech and Mr. Walsh are involved in the management of all the Advisers’ portfolios, but they are not solely responsible for particular portfolios. The Advisers’ investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the Advisers’ overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Potential Conflicts of Interest as of December 31, 2008

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of the Fund’s trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of the Fund’s trades.

It is possible that an investment opportunity may be suitable for both the Fund and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to the Fund because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Fund, the Adviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for the Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or the other account(s) involved. Additionally, the management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of the Fund. For example, a portfolio manager could short sell a security for an account immediately prior to the Fund’s sale of that security. To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sells) with long- only accounts (which includes the Fund) for timing and pattern related issues. Trading decisions for alternative investment and long-only accounts may not be identical even though the same portfolio manager may manage both types of accounts. Whether an

Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long-only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long-only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both the Fund and the other accounts listed above.

Compensation of Portfolio Managers as of December 31, 2008

With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Fund) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Advisers, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Advisers’ business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Portfolio Manager Ownership of Fund Securities

The following table provides the dollar range of securities beneficially owned by each portfolio manager as of December 31, 2008:

Portfolio Manager	Dollar Range of Fund Securities Beneficially Owned
S. Kenneth Leech	$100,001 - $500,000
Ronald D. Mass	None
Stephen A. Walsh	None

ITEM 9.                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item 10.

ITEM 11.                CONTROLS AND PROCEDURES.

(a)        The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)        There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Premier Bond Fund

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
President and Principal Executive Officer
Western Asset Premier Bond Fund

Date:	February 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
President and Principal Executive Officer
Western Asset Premier Bond Fund

Date:	February 25, 2011

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Principal Financial and Accounting Officer
Western Asset Premier Bond Fund

Date:	February 25, 2011